UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2016

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 8, 2016, Home BancShares, Inc., an Arkansas corporation (“Home”) filed a Current Report on Form 8-K (the “Report”) announcing the signing of a definitive agreement under which Home will acquire Giant Holdings, Inc., a Florida corporation (“GHI”), and its bank subsidiary, Landmark Bank, N.A. (“Landmark”), a national banking association headquartered in Fort Lauderdale, Florida.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the disclosure provided in the Report. Except as otherwise provided herein, the other disclosures made in the Report remain unchanged.

Cautionary Note Regarding Forward-Looking Statements

This Amendment may contain forward-looking statements which include, but are not limited to, statements about the benefits of the business combination transaction involving Home and GHI, including the combined company’s future financial and operating results, plans, objectives, expectations, goals and outlook for the future. Statements in this Amendment that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this Amendment. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to, (i) the possibility that the acquisition does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Home’s stock price before closing, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and GHI operate; (iv) the ability to promptly and effectively integrate the businesses of Home and GHI; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vi) diversion of management time on acquisition-related issues. Additional information on factors that might affect Home’s financial results is included in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 26, 2016 and its Quarterly Report on Form 10-Q for the period ended September 30, 2016, filed with the SEC on November 4, 2016.

Item 1.01 Entry Into a Material Definitive Agreement

On November 7, 2016, Home and its wholly-owned bank subsidiary, Centennial Bank, an Arkansas state bank (“Centennial”), entered into an Agreement and Plan of Merger (the “Agreement”) with GHI and Landmark, under which Home and Centennial will acquire GHI and Landmark. The Agreement provides that, in a series of transactions, GHI will merge into Home, and Landmark will merge into Centennial (collectively, the “Merger”).

Under the terms of the Agreement, shareholders of GHI will receive, in the aggregate, proceeds from the transaction of approximately $88.5 million, consisting of $18.5 million in cash and $70.0 million of Home common stock. The number of shares of Home common stock to be issued to GHI shareholders will be determined based on the average closing price of Home common stock for the 20 trading days immediately prior to the closing date (the “Average Closing Price”). In addition, if the Average Closing Price of the Home common stock as of the closing date is equal to $25.57 or greater or $17.05 or less, then the Average Closing Price will be fixed at $25.57 or $17.05, respectively (subject in each case to adjustment in the event of a stock dividend, reclassification, recapitalization, split-up, combination, exchange of shares or similar transaction). The Merger is expected to close late in the first quarter of 2017, and is subject to the approval of the shareholders of GHI, regulatory approvals, and other conditions set forth in the Agreement.

Upon completion of the Merger, excluding purchase accounting adjustments, the combined company will have approximately $10.2 billion in total assets, $7.3 billion in deposits, $7.5 billion in loans and 148 branches in Arkansas, Florida, Alabama and New York City.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Cautionary Statement

The Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of the parties thereto. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties delivered in connection with the execution of the Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Item 7.01 Regulation FD Disclosure

On November 7, 2016, Home issued a press release announcing the signing of a definitive agreement under which Home will acquire GHI and Landmark (the “Acquisition”). Copies of the press release announcing the transaction and certain additional information regarding the Acquisition are attached as Exhibits 99.1 and 99.2 to this Current Report.

Item 8.01 Other Events

The information set forth in Item 7.01 and Exhibits 99.1 and 99.2 is incorporated herein by reference.

Additional Information about the Acquisition and Where to Find It

In connection with the Acquisition, Home intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Home common stock to be issued to shareholders of GHI in connection with the transaction. The Registration Statement will include a Proxy Statement of GHI and a Prospectus of Home, as well as other relevant materials regarding the proposed merger transaction involving Home and GHI. INVESTORS AND SECURITY HOLDERS OF GHI ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Home at Home’s website at http://www.homebancshares.com, Investor Relations, or by contacting Jennifer Floyd, by telephone at (501) 339-2929.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1 Agreement and Plan of Merger by and among Home BancShares, Inc., Centennial Bank, Giant Holdings, Inc., and Landmark Bank, N.A., dated November 7, 2016.*

99.1 Press Release: Home BancShares, Inc. and Giant Holdings, Inc. Announce Signing of Definitive Agreement (incorporated by reference to Exhibit 99.1 to Home BancShares’ Current Report on Form 8-K, filed on November 8, 2016).

99.2 Supplemental materials to Press Release dated November 7, 2016 (incorporated by reference to Exhibit 99.2 to Home BancShares’ Current Report on Form 8-K, filed on November 8, 2016).

*	The disclosure schedules referenced in the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of SEC Regulation S-K. Home hereby agrees to furnish supplementally a copy of any omitted disclosure schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc. (Registrant)

Date: November 10, 2016	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer